Exhibit 99.1

November 2005 Nasdaq: MYOG

Forward Looking Statements Some of the matters discussed in this presentation contain forward-looking statements that involve significant risks and uncertainties, including statements relating to the completion and reporting of results from the Company's clinical trials and the potential advantages of Myogen's product candidates. Actual results could differ materially from those projected and the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, the presentation. Among other things, the projected commencement and completion of any of the Company's clinical trials and the dissemination of the results of the clinical trials may be affected by difficulties or delays, including difficulties or delays caused by regulatory issues, patient enrollment, patient treatment, data collection or data analysis. In addition, the Company's results may be affected by its effectiveness at managing its financial resources, its ability to successfully develop and market its current products, difficulties or delays in manufacturing its products, and regulatory developments involving current and future products. Delays in clinical programs, whether caused by competition, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company's financial position and prospects. Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. Preliminary clinical trial results may not be confirmed upon full analysis of the detailed results of a trial. If the Company's product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. Even if the Company's product candidates meet safety and efficacy endpoints, regulatory authorities may not approve them, or the Company may face post-approval problems that require the withdrawal of its product from the market. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing of and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. Myogen is at an early stage of development and may not ever have any products that generate significant revenue. It is Myogen's policy to update or reconfirm its public guidance only by issuing a press release or filing updated guidance in a publicly accessible document with the SEC. Clinical guidance is as of November 2, 2005 and financial guidance relating to the Company's current cash, cash equivalents and investments is as of November 2, 2005. Myogen undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations.

Myogen Highlights Therapeutics for Cardiovascular Diseases Late-stage Product Pipeline Ambrisentan for PAH (pivotal Phase 3 trials on-going) Darusentan for RHTN (positive Phase 2b results - August 2005) Marketed Product in Europe Commercial Rights Retained Integrated Target and Drug Discovery Platform Drug Discovery and Development Collaboration with Novartis

Management Team Bill Freytag, PhD President & CEO Michael Bristow, MD, PhD Chief Medical & Science Officer Michael Gerber, MD SVP Clinical Development & Regulatory Affairs Rick Gorczynski, PhD SVP Research & Development John Julian SVP Commercial Development Joe Turner SVP Finance & CFO Andrew Dickinson VP & General Counsel SOMATOGEN

Business Strategy Selectively in-license and acquire drugs in clinical development for which we have a unique ability to add value Leverage our understanding of heart failure at the molecular level in the discovery and development of disease modifying therapeutics

Myogen Product Portfolio

Myogen Product Portfolio

Pulmonary Arterial Hypertension (PAH) Severely debilitating, life-threatening disease Estimated 200,000 individuals worldwide have PAH Multiple etiologies Primary pathogenesis is pulmonary endothelial cell dysfunction or injury leading to: Vasoconstriction Smooth-muscle cell and endothelial cell proliferation Thrombosis

PAH Therapies (estimated 2004 sales) ERAs Prostacyclin Analogs PDE-5 Inhibitors Other Sales 372.89 311.91 2 5.671 Total: $690.5 million Endothelin Receptor Antagonists 54% Prostacyclin Analogs 45% CCBs, Vit. K Antagonists, Diuretics 1% PDE-5 Inhibitors 0% Sources: Decision Resources PAH Cardium (2/2005); Myogen estimates Premium Pricing Concentrated Patient & Physician Base

Ambrisentan ETA-selective (260X) ETA receptor occupancy = 82-97% ETB receptor occupancy = 2-7% High potency and oral bioavailability Long half-life (9-15 hours) No significant p450 induction or inhibition No active metabolite - excreted in feces Linear pharmacokinetics Patent protection through 2015 Orphan drug designation in US and EU Ambrisentan is a second-generation ERA

Ambrisentan Potential Advantages Efficacy Significant improvements in exercise capacity and symptoms Durable efficacy Comparable efficacy in Class II and Class III Dose flexibility Safety profile and ease of use True once daily dosing No drug-drug interactions with other PAH therapies Low incidence and severity of liver toxicity

Ambrisentan Clinical Program Phase 1 Phase 2 Phase 3 Healthy Volunteers Single Dose 63 subjects Healthy Volunteers Multiple Dose 30 subjects, 10 days AMB-220 Dose-Ranging 64 subjects, 12 wk Open-label Extension 12 wk Phase 2 Long-term AMB-220-E Phase 3 AMB-320 (ARIES-1) Primarily U.S. 186 subjects, 12 wk, 3 arm, 5 and 10 mg Phase 3 AMB-321 (ARIES-2) Primarily Europe 186 subjects, 12 wk, 3 arm, 2.5 and 5 mg ARIES Long-term AMB-320/321-E

50 60 -20 -10 0 10 20 30 40 Change in 6MWD (meters) Bosentan BREATHE-1 n = 74 Sitaxsentan STRIDE I&II n= 55/62 placebo 100 mg 12 wks 18 wks 1-10 mg 12 wks 16 wks placebo 125 mg 16 wks Ambrisentan AMB-220 n= 64 Ambrisentan demonstrated significant efficacy 1- Rubin et al., Ambrisentan Improves Exercise Capacity and Clinical Measures in PAH, 2004 Abstracts for the American Thoracic Society. 2- FDA Briefing Document on Tracleer for CardioRenal Advisory Panel, August 10, 2001 and Tracleer Product Labeling. 3- Barst et al., Sitaxsentan Therapy for Pulmonary Arterial Hypertension, Am J Respir Crit Care Med, (2004) vol. 169, pp 441-447.

1 2 Ambrisentan demonstrated significant efficacy 1- Rubin et al., Ambrisentan Improves Exercise Capacity and Clinical Measures in PAH, 2004 Abstracts for the American Thoracic Society. 2- FDA Briefing Document on Tracleer for CardioRenal Advisory Panel, August 10, 2001 and Tracleer Product Labeling.

Baseline 6MWD: Class II=390 m; Class III=316 m 0 10 20 30 40 50 60 70 80 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Class II (n=23) Class III (n=41) Change in 6MWD (meters) Ambrisentan demonstrated comparable efficacy in patients with Class II and Class III symptoms

0 20 40 60 80 100 0 2 4 8 12 16 20 24 Class I Class II Class III Class IV n=64 n=62 n=62 n=58 n=58 n=55 n=54 n=54 Percent Week Ambrisentan demonstrated significant improvements in disease symptoms

Week 0 Week 12 Week 24 Week 48 6MWD, n 64 64 64 64 6MWD, meters 343 379 397 397 Dyspnea, n 63 64 64 64 Dyspnea, Borg index 4.0 3.1 2.7 3.1 WHO Functional Class, n 64 64 64 64 Class I, % 0 11 12 11 Class II, % 36 48 47 48 Class III, % 64 41 41 41 Class IV, % 0 0 0 0 Ambrisentan demonstrated durable efficacy

50 60 70 80 90 100 100 200 300 Days Event-free patients (%) IPAH Patients, n = 39 92% Observed Survival vs 74% Predicted Survival Observed Survival Survival from NIH Registry Ambrisentan apparent survival benefit

0 5 10 15 20 25 30 LFTs >8X LFTs >3X Flushing Nausea Headache Nasal Congestion Upper Respiratory Tract Symptoms Peripheral Edema Percent of Patients with AE (%) Ambrisentan was well tolerated with low incidence of potential liver toxicity

Ambrisentan Clinical Program Phase 1 Phase 2 Phase 3 Healthy Volunteers Single Dose 63 subjects Healthy Volunteers Multiple Dose 30 subjects, 10 days AMB-220 Dose-Ranging 64 subjects, 12 wk Open-label Extension 12 wk Phase 2 Long-term AMB-220-E Phase 3 AMB-320 (ARIES-1) Primarily U.S. 186 subjects, 12 wk, 3 arm, 5 and 10 mg Phase 3 AMB-321 (ARIES-2) Primarily Europe 186 subjects, 12 wk, 3 arm, 2.5 and 5 mg ARIES Long-term AMB-320/321-E ARIES-2 fully enrolled; data expected in December; ARIES-1 enrollment expected by year-end

Ambrisentan Potential Advantages Efficacy Significant improvements in exercise capacity and symptoms Durable efficacy Comparable efficacy in Class II and Class III Dose flexibility Safety profile and ease of use True once daily dosing No drug-drug interactions with other PAH therapies Low incidence and severity of liver toxicity

PAH may be the first of several pulmonary disorders that respond to ERAs WHO CLASSIFICATION OF PULMONARY HYPERTENSION Pulmonary arterial hypertension Idiopathic Familial Associated with Collagen vascular disease Congenital left-to-right shunt Portal hypertension Infection with HIV Drugs and toxins Pulmonary hypertension with left heart disease Left-sided atrial or venticular heart disease Left-sided valvular heart disease Pulmonary hypertension associated with lung disease or hypoxemia or both Chronic obstructive pulmonary disease Interstitial lung disease Sleep disordered breathing Alveolar hypoventilation disorders Chronic exposure to high altitude Pulmonary hypertension due to chronic thrombotic or embolic disease or both Thromboembolic obstructive of distal or proximal pulmonary arteries Nonthrombotic pulmonary embolism (tumor, parasites, foreign materials) Miscellaneous (Sarcoidosis, histiocytoses, lymphangiomatosis, etc.)

Myogen Product Portfolio

Resistant Hypertension 65 million individuals in US (~1B worldwide) have hypertension Despite use of multiple drug classes many remain hypertensive leading to cardiovascular events JNC 7 defines resistant hypertension as: "the failure to achieve goal blood pressure in patients who are adhering to full doses of an appropriate three-drug regimen that includes a diuretic." Endothelin is believed to have a critical role in hypertension and progression of kidney disease

Prevalence of Resistant Hypertension

Myogen

Prevalent Population (2005)*
(~65 million in the US)

↓

Diagnosed & Treated Population*
(~39 million in the US)

↓

~10-30% of Patients on Therapy Do Not Reach Target BP
(4-12 million)*

* Myogen, Inc. estimates based on syndicated data sources, claims data (2003,2004) and secondary literature.

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Darusentan Characteristics ETA-selective Potential once daily dosing Approximately 1,500 patients studied in prior trials Potent anti-hypertensive properties Well tolerated No evidence of liver toxicity Darusentan is a second-generation ERA with a large safety database

10 mg 50 mg 100 mg 150 mg 300 mg Study Week -2 0 4 6 Randomization Placebo Treatment Period -4 Screening Period Placebo Run-in Withdrawal 10 8 2 100 mg 11 12 Final Safety Visit P P 115 patients randomized 2:1 Darusentan Phase 2b Trial Design

Darusentan Phase 2b Results Achieved primary efficacy endpoint: -11.6 mmHg reduction in systolic b.p. (p = 0.02) -5.8 mmHg reduction in diastolic b.p. (p=0.004) Clinically meaningful reductions in systolic and diastolic b.p. at earlier time points at lower doses Favorable safety profile - generally well tolerated No LFTs > 2X ULN

Darusentan Potential Possible first ERA approved for hypertension (major new class) No drug-drug interactions (combination therapy) Once daily dosing Dosing flexibility Long patent life (2015) Darusentan could be the first of a new class of agents for treating resistant hypertension

Integrated Target & Drug Discovery Platform Intact human heart gene expression Human cardiomyocyte culture Molecular Targets for Heart Failure Assays, High Throughput Screening & Drug Discovery Validation Cardiac signaling pathways Cardiogenomics Cardioproteomics Fetal Gene Program Heart Tissue Bank Isolated human heart preparations Transcriptomics & proteomics Transgenic animals

Drug Discovery and Development Partnership with Novartis Broad strategic partnership in heart muscle disease Expanded in 2Q 2005 to include HDAC inhibitor program Annual research funding to Myogen for 3 years, annually renewable thereafter Significant commitment of Novartis resources Success milestones and royalties on products Co-promotion / profit sharing buy-in by Myogen for substantial portion of commercial economics

Selected Financial Information

2005 Guidance (as of November 2, 2005)1 Complete ARIES-2 enrollment July 21 Darusentan Phase 2b results August 18 Complete $125M financing September 21 Complete ARIES-1 enrollment Year-end ARIES-2 results December 1- The guidance was effective on the date it was issued and it is our policy not to publicly or privately confirm prior guidance except in a widely disseminated press release or publicly accessible filing made with the SEC. Myogen undertakes no duty or obligation to update this slide presentation as a result of new information, future events or changes in our expectations.